United States

Securities and Exchange Commission

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 21, 2024

Cadiz Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40579	77-0313235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 S. Hope Street, Suite 2850 Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 271-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CDZI	The NASDAQ Global Market
Depositary Shares (each representing a 1/1000th fractional interest in share of 8.875% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	CDZIP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On November 25, 2024, Cadiz Inc. (“Cadiz” or the “Company”) issued a press release regarding its entry into the LOI as described under Item 8.01 below, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 8.01 Other Events.

On November 21, 2024, Cadiz entered into a letter of intent (the “LOI”) with Lytton Rancheria of California, a federally recognized Native American Tribe in California (“Lytton”) that outlines a prospective investment by Lytton of up to $50 million in a new corporate entity, to be established by Cadiz, to support construction, joint ownership and operation of Cadiz’s groundwater banking project in the Mojave Desert (the “Mojave Groundwater Bank”). The new corporate entity, which is anticipated to be a limited liability company (“Newco”), is anticipated to raise total equity capital of $401 million toward the construction of the project and for Newco to acquire certain assets including pipelines and a majority interest in groundwater banking operations. Cadiz entered into a similar Letter of Intent with a non-profit investment fund (the “Non-Profit Fund”) for a prospective investment of up to $150 million previously described in its current report on Form 8-K filed on October 31, 2024 (the “Prior 8-K”). With a prospective investment of $50 million by Lytton and a prospective investment of $150 million by the Non-Profit Fund, Cadiz has entered LOIs with potential investors in Newco for up to $200 million of the $401 million of equity capital target amount. The Company is currently in diligence with other prospective investors, including other Native American Tribes (“Tribes”), for additional equity investments in the Newco.

Under the terms of the LOI, Cadiz will be responsible for project development activities, with Lytton, the Non-Profit Fund and other qualified investors expected to provide up to an aggregate of $401 million of equity capital to Newco in order for Newco to acquire assets and fund the construction of facilities for the Mojave Groundwater Bank. Total construction costs for facilities related to the operation of the Mojave Groundwater Bank are presently estimated at $800 million. Cadiz and Newco investors are expected to coordinate to seek available grant funding for remaining construction costs.

Under the terms of the LOI, upon execution of definitive agreements, establishment of Newco and securing sufficient equity capital commitments for construction of the project, Cadiz is expected to transfer and contribute assets to Newco, including (i) 100% of its ownership of the Northern Pipeline, (ii) the Southern Pipeline right of way, and (iii) 51% of its water storage rights in the Mojave Groundwater Bank. In consideration of such transfer of assets, upon closing of the transaction, Newco will pay Cadiz approximately $51 million, among other considerations set forth in the LOI. Cadiz will retain 49% of the water storage rights and all net revenue from the sale of water supply, including purchase contracts entered into among Cadiz and public water systems.

Cadiz will serve as the managing member of Newco. The distribution of 98% of net revenues anticipated to be received by Newco once the Mojave Groundwater Bank is operational will prioritize the Newco investors such as Lytton and the Non-Profit Fund until they achieve an annual yield on invested capital of 7.5%, with a portion of amounts in excess of such annual yield anticipated to be distributed to non-investing Tribes and community benefit programs for low-income and disadvantaged communities (LIDACs) as determined by the investors of Newco.

Cadiz has committed that the water supply, storage and conveyance projects of Newco will aim to benefit LIDACs, and Tribes. Under the LOI, Cadiz will pursue all appropriate channels to advance and protect Native American water rights and assist participating Tribes in protecting and advancing their water rights and developing climate resilient water supplies and clean energy solutions that benefit tribal communities and advance tribal sovereignty. Tribes such as Lytton will have the opportunity to acquire ownership interests in Newco and participate in an advisory council relating to the management of groundwater resources at Cadiz.

The LOI is not binding on the parties and does not create any binding obligations for the parties to close the contemplated transactions. Definitive agreements will be required to formalize any binding commitments by the parties.

The foregoing description of the LOI does not purport to be complete and is qualified in its entirety by the full text of such document which is filed as Exhibit 99.2 to this Current Report and is incorporated by reference herein.

INFORMATION RELATING TO FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. “Forward-looking statements” describe future expectations, plans, results, or strategies and are generally preceded by words such as “anticipates”, “expect”, “may”, “plan”, or “will”. These forward-looking statements include, but are not limited to, statements regarding Cadiz’s expectation that the proposed transactions pursuant to the LOI will move forward and the parties thereto will enter into binding definitive agreements, and that Cadiz will realize the anticipated benefits from such agreements. Although Cadiz believes that the expectations reflected in our forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Factors that could cause actual results or events to differ materially from those reflected in Cadiz’s forward-looking statements include the risk that the parties do not enter into binding definitive agreements or that, if such definitive agreements are entered into, requisite funding necessary for construction of facilities for the Mojave Groundwater Bank may not be available on terms satisfactory to the parties or in sufficient amounts, or the progress of the project may not proceed as planned, or the definitive agreements entered into, if any, could be terminated prior to the completion of the project, and other factors and considerations detailed in Cadiz’s Securities and Exchange Commission filings including its annual report on Form 10-K for the year ended December 31, 2023 and subsequent filings. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release issued on November 25, 2024
99.2	Letter of Intent, dated November 21, 2024, by and between Lytton Rancheria of California and Cadiz, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADIZ INC.

By:	/s/ Stanley E. Speer
Stanley E. Speer
Chief Financial Officer

Date: November 25, 2024

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